MASSMUTUAL PREMIER FUNDS

MassMutual Premier Money Market Fund

Supplement dated October 8, 2015 to the

Prospectus dated February 2, 2015 and the

Summary Prospectus dated February 2, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus and any previous supplements.

The following information pertains to the MassMutual Premier Money Market Fund:

At a meeting held on August 13-14, 2015, the Board of Trustees of the MassMutual Premier Funds approved the following changes in response to amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Amendments”), which is the primary rule governing money market funds, including the Fund. The Prospectus and Summary Prospectus are being updated as described below to reflect that the Fund will operate as a “government money market fund,” as defined in the Amendments. The changes, all of which are effective on or about May 1, 2016, will bring the Fund into conformance with the requirements of the Amendments.

On or about May 1, 2016, the name of the Fund will be changed to the MassMutual Premier U.S. Government Money Market Fund.

On or about May 1, 2016, the following information will replace the information found under Investment Objective for the Fund (Page 3 of the Prospectus):

This Fund seeks current income consistent with preservation of capital and liquidity.

On or about May 1, 2016, the following information will replace the information found under the heading Principal Investment Strategies for the Fund (Page 3 of the Prospectus):

The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and repurchase agreements collateralized by cash or U.S. Government securities.

In managing the Fund, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), intends to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which sets forth the requirements for money market funds regarding credit quality, diversification, liquidity, and maturity. The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price.

On or about May 1, 2016, the following sentence found in the first paragraph under the heading Principal Risks (Page 3 of the Prospectus) will be deleted:

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share.

On or about May 1, 2016, the following information replaces the information for the Credit Risk and Fixed Income Securities Risk found under the heading Principal Risks (Pages 3-4 of the Prospectus):

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Money Market Instruments Risk The values of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for money market instruments.

On or about May 1, 2016, the Foreign Investment Risk found under the heading Principal Risks (Page 4 of the Prospectus) will be deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M 215 – 03

MM-15-01

MASSMUTUAL PREMIER FUNDS

MassMutual Premier Strategic Emerging Markets Fund

Supplement dated October 8, 2015 to the

Prospectus dated February 2, 2015 and the

Summary Prospectus dated February 2, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus and any previous supplements.

Effective immediately, the following information replaces similar information for the Strategic Emerging Markets Fund under the headings Subadviser and Portfolio Manager in the section titled Management (Page 88 of the Prospectus):

Subadviser: OFI Global Institutional, Inc.

Portfolio Managers:

Justin Leverenz is a portfolio manager with OFI Global. He has managed the Fund since October 2013.

John Paul Lech is a portfolio manager with OFI Global. He has managed the Fund since September 2015.

Effective immediately, the following information replaces the information for OFI Global Institutional, Inc. related to the Strategic Emerging Markets Fund found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds (Pages 110 of the Prospectus):

Justin Leverenz, CFA

is the lead portfolio manager of the Strategic Emerging Markets Fund. Mr. Leverenz has been Director of Emerging Markets Equities since January 2013. He has been a portfolio manager of OFI Global and OFI since May 2007, a Senior Vice President of OFI since November 2009, and was a Vice President of OFI from July 2004 to October 2009. Mr. Leverenz was the Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia from 2002 to 2004. He was an Analyst and Head of Equity Research for Barclays de Zoete Wedd from 1993 to 1995 and from 1997 to 2000, respectively. He was a Fund Manager at Martin Currie Investment Management from 1995 to 1997.

John Paul Lech

is a co- portfolio manager of the Strategic Emerging Markets Fund. Mr. Lech has been Director of Research for the Emerging Markets Equity Team since September 2015. He has been a portfolio manager of OFI Global and OFI since September 2015, a Vice President of OFI since June 2011, and was an Assistant Vice President of OFI from January 2010 to January 2011, a Senior Research Analyst of OFI from January 2010 through September 2015, and a Research Analyst of OFI from December 2008 to January 2010. Prior to joining OFI, Mr. Lech was an associate at Citigroup.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M 215 – 04

SEM 15-01

MASSMUTUAL PREMIER FUNDS

Supplement dated October 8, 2015 to the

Statement of Additional Information dated February 2, 2015

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective May 1, 2016, the following information for the Money Market Fund found on page 4 in the section titled Additional Investment Policies will be deleted:

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if the Money Market Fund’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

Effective immediately, the following information replaces the information for OFI Global Institutional, Inc. related to the Strategic Emerging Markets Fund found on page 174 in the section titled Appendix C – Additional Portfolio Manager Information:

The portfolio managers of the Strategic Emerging Markets Fund are Justin Leverenz and John Paul Lech.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Justin Leverenz
Registered investment companies**	8	$34.23 billion	0	$0
Other pooled investment vehicles	2	$2.11 billion	0	$0
Other accounts***	3	$226.49 million	0	$0

John Paul Lech
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	0	$0	0	$0

*	The information provided is as of August 31, 2015.
**	Does not include the Strategic Emerging Markets Fund.
***	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities:

As of August 31, 2015, the portfolio managers did not own any shares of the Strategic Emerging Markets

Fund.

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SAI B3000M-15-02